                                                                  EXHIBIT 10.8.2

                       LENDER'S CERTIFICATION AND CONSENT



     TO:       Signature Resorts, Inc.
               911 Wilshire Boulevard
               Suite 2250
               Los Angeles, California 90017

     FROM:     FINOVA Capital Corporation, a Delaware corporation ("Lender")

     DATE:     As of August 15, 1996

          RE: That certain indebtedness of Cypress Pointe Resorts, L.P., a Delaware limited partnership ("Cypress"), in favor of Lender, formerly known as Greyhound Financial Corporation, the successor-in-interest to Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO"), (i) under that Construction Loan Agreement between Cypress and GREFCO and dated as of December 19, 1991, and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Cypress Construction Loan Agreement"), pursuant to which Lender agreed to make a construction loan to Cypress, under the circumstances set forth in the Cypress Construction Loan Agreement (the "Cypress Construction Loan"), and (ii) under that Loan and Security Agreement between Cypress and GREFCO and dated as of December 19, 1991, together with all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Cypress Receivables Loan Agreement"), pursuant to which Lender agreed to make to Cypress a receivables loan (the "Cypress Receivables Loan") and a working capital loan (the "Cypress Working Capital Loan"), under the circumstances set forth in the Cypress Receivables Loan Agreement.
          The Cypress Construction Loan, the Cypress Receivables Loan, the Cypress Working Capital Loan and all obligations of Cypress thereunder are set forth in and evidenced by the "Construction Loan Documents," as defined in the Cypress Construction Loan Agreement, and the "Documents," as defined in the Cypress Receivables Loan Agreement, and any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Cypress Loan Documents").

          RE: That certain indebtedness of Grand Beach Resort, Limited Partnership, a Georgia limited partnership ("Grand Beach"), in favor of Lender (i) under that Construction Loan Agreement between Grand Beach and Lender and dated as of October 7, 1994, together with all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Grand Beach Construction Loan Agreement"), pursuant to which Lender agreed to make a construction loan to Grand Beach (the "Grand Beach Construction Loan"), under the circumstances set forth in the Grand Beach Construction Loan Agreement and (ii) under that Loan and Security Agreement between Grand Beach and Lender and dated as of October 7, 1994, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Grand Beach Receivables Loan Agreement"), pursuant to which Lender agreed to make to Grand Beach a receivables loan (the "Grand Beach Receivables Loan") and a working capital loan (the "Grand Breach Working

          Capital Loan"), under the circumstances set forth in the Grand Beach Receivables Loan Agreement. The obligations of Grand Beach under the Grand Beach Construction Loan, the Grand Beach Receivables Loan and the Grand Beach Working Capital Loan are set forth in and evidenced by the "Construction Loan Documents," as defined in the Grand Beach Construction Loan Agreement, and the "Documents," as defined in the Grand Beach Receivables Loan Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Grand Beach Loan Documents").

          RE: That certain indebtedness of Port Royal Resort, L.P., a South Carolina limited partnership ("Port Royal"), in favor of Lender (i) under that Construction Loan Agreement between Port Royal and Lender and dated as of October 7, 1993, together with all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Port Royal Construction Loan Agreement"), pursuant to which Lender agreed to make a construction loan to Port Royal (the "Port Royal Construction Loan"), under the circumstances set forth in the Port Royal Construction Loan Agreement, and (ii) under that Loan and Security Agreement between Port Royal and Lender dated as of October 7, 1993, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Port Royal Receivables Loan Agreement"), pursuant to which Lender agreed to make to Port Royal a receivables loan (the "Port Royal Receivables Loan") and a working capital loan (the "Port Royal Working Capital Loan"), under the circumstances set forth in the Port Royal Receivables Loan Agreement. The obligations of Port Royal under the Port Royal Construction Loan, the Port Royal Receivables Loan and the Port Royal Working Capital Loan are set forth in and evidenced by the "Construction Loan Documents," as defined in the Port Royal Construction Loan Agreement, the "Documents" and the "Working Capital Note," as such terms are defined in the Port Royal Receivables Loan Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Port Royal Loan Documents").

          RE: That certain indebtedness of San Luis Resort Partners, L.L.C., a Georgia limited liability company ("San Luis"), in favor of Lender (i) under that Construction Loan Agreement dated as of June 6, 1996 between Lender and San Luis, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "San Luis Construction Loan Agreement"), pursuant to which Lender agreed to make a construction loan to San Luis (the "San Luis Construction Loan"), under the circumstances set forth in the San Luis Construction Loan Agreement, and (ii) under that Loan and Security Agreement between San Luis and Lender dated as of June 6, 1996, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "San Luis Receivables Loan Agreement"), pursuant to which Lender agreed to make to San Luis a receivables loan (the "San Luis Receivables Loan") and a working capital loan (the "San Luis Working Capital Loan"), under the circumstances set forth in the San Luis Receivables Loan Agreement. The obligations of San Luis to Lender under the San Luis Construction Loan, the San Luis Working Capital Loan and the San Luis Receivables Loan are set forth in and evidenced by the "Construction Loan Documents," as defined in the San Luis Construction Loan Agreement, the "Receivables Loan

          Documents," as defined in the San Luis Receivables Loan Agreement, and the "Working Capital Note," as defined in the San Luis Receivables Loan Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "San Luis Loan Documents").

          RE: That certain indebtedness of Lake Tahoe Resort Partners, L.L.C., a California limited liability company ("Lake Tahoe"), under that Construction Loan Agreement between Lender and Lake Tahoe dated as of April 29, 1996, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Lake Tahoe Construction Loan Agreement"), pursuant to which Lender agreed to make a construction loan to Lake Tahoe (the "Lake Tahoe Construction Loan"), under the circumstances set forth in the Lake Tahoe Construction Loan Agreement, and (ii) under that Loan and Security Agreement between Lake Tahoe and Lender dated as of April 29, 1996, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Lake Tahoe Receivables Loan Agreement"), pursuant to which Lender agreed to make to Lake Tahoe a receivables loan (the "Lake Tahoe Receivables Loan") and a working capital loan (the "Lake Tahoe Working Capital Loan"), under the circumstances set forth in the Lake Tahoe Receivables Loan Agreement. The obligations of Lake Tahoe to Lender under the Lake Tahoe Construction Loan, the Lake Tahoe Receivables Loan and the Lake Tahoe Working Capital Loan are set forth in and evidenced by the "Construction Loan Documents," as defined in the Lake Tahoe Construction Loan Agreement, the "Receivables Loan Documents," as defined in the Lake Tahoe Receivables Loan Agreement, and the "Working Capital Note," as defined in the Lake Tahoe Receivables Loan Agreement. The Construction Loan Documents, the Receivables Loan Documents and the Working Capital Note are hereinafter collectively referred to as the "Lake Tahoe Loan Documents."

          RE: That certain indebtedness of AKGI-Royal Palm C.V., a Netherlands Antilles limited partnership ("Royal Palm"), (i) under that Loan and Security Agreement between the Lender and Royal Palm and dated as of July 12, 1995,, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Royal Palm Loan Agreement"), pursuant to which Lender agreed to make to Royal Palm an acquisition and development loan (the "Royal Palm A&D Loan") and a receivables loan (the "Royal Palm Receivables Loan"), under the circumstances set forth in the Royal Palm Loan Agreement. The obligations of Royal Palm to Lender under the Royal Palm A&D Loan and the Royal Palm Receivables Loan are set forth in and evidenced by the "Documents," as defined in the Royal Palm Loan Agreement. Such documents, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing, are hereinafter collectively referred to as the "Royal Palm Loan Documents").

          RE: That certain indebtedness of AKGI-Flamingo C.V., a Netherlands Antilles limited partnership ("Flamingo"), under that Loan and Security Agreement between Flamingo and Lender dated as of September 1, 1995, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Flamingo Loan Agreement"), pursuant to which Lender agreed to make to Flamingo an acquisition and development loan (the "Flamingo A&D Loan") and a receivables loan (the "Flamingo Receivables Loan"), under the circumstances set forth in the Flamingo Loan Agreement. The obligations of Flamingo under the Flamingo A&D Loan and the Flamingo Receivables Loan are set forth and evidenced by the "Documents," as defined in the Flamingo Loan Agreement. Such documents, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing are hereinafter collectively referred to as the "Flamingo Loan Documents."

          RE: That certain indebtedness of Kabushiki Gaisha Kei, L.L.C., a California limited liability company ("KGK"), under that Loan and Security Agreement between Lender and KGK dated as of December 1, 1995, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (the "KGK Loan Agreement"), pursuant to which Lender agreed to make to KGK a receivables loan (the "KGK Receivables Loan"), under the circumstances set forth in the KGK Loan Agreement. The obligations of KGK under the KGK Receivables Loan are set forth in and evidenced by the "Documents," as defined in the KGK Loan Agreement. Such documents, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing, are hereinafter collectively referred to as the "KGK Loan Documents."


                                R E C I T A L S

          WHEREAS, the Cypress Loan Documents, the Grand Beach Loan Documents, the Port Royal Loan Documents, the San Luis Loan Documents, the Lake Tahoe Loan Documents, the Royal Palm Loan Documents, the Flamingo Loan Documents and the KGK Loan Documents are hereinafter collectively referred to as the "Loan Documents." The Cypress Construction Loan, the Cypress Working Capital Loan, the Cypress Receivables Loan, the Grand Beach Construction Loan, the Grand Beach Working Capital Loan, the Grand Breach Receivables Loan, the Port Royal Construction Loan, the Port Royal Working Capital Loan, the Port Royal Receivables Loan, the San Luis Construction Loan, the San Luis Working Capital Loan, the San Luis Receivables Loan, the Lake Tahoe Construction Loan, the Lake Tahoe Working Capital Loan, the Lake Tahoe Receivables Loan, the Royal Palm A&D Loan, the Royal Palm Receivables Loan, the Flamingo A&D Loan, the Flamingo Receivables Loan and the KGK Receivables Loan are sometimes hereinafter collectively referred to as the "Loans."

          WHEREAS, Signature Resorts, Inc. ("Signature") was incorporated in Maryland in May of 1996 to effect a consolidation of transactions whereby certain direct and indirect holders of interests in and obligations of Cypress, Grand Beach, Port Royal, San Luis, Lake Tahoe, Royal Palm, Flamingo and KGK will, in exchange for the assignment and transfer of their respective interests in such entities, receive shares of common stock in Signature (the "Consolidation Transactions") in connection with an initial public offering of stock in Signature (the "Signature IPO"). As a result of the Consolidation Transactions, all of the obligations of Cypress under the Cypress Loan Documents and of San Luis under the San Luis Loan Documents will be assumed directly by Signature, all of the obligations of Royal Palm under the Royal Palm Loan Documents and of Flamingo under the Flamingo Loan Documents will be assumed directly by AKGI-Sint Maarten, N.V., an Netherlands Antilles corporation, in which, as a result of the Consolidation Transactions, Signature will own one hundred percent (100%) of the shares of stock therein, and all ownership interests in Grand Beach, Port Royal, KGK and Lake Tahoe will be transferred and assigned to Signature.

          WHEREAS, the Loan Documents prohibit the assignments and transfers described in and contemplated by the Consolidation Transactions without Lender's prior written consent.

          WHEREAS, pursuant to this Certification and Consent, Lender is certifying as to certain matters with respect to the Loans and providing its consent to the Consolidation Transactions pursuant to the terms and conditions set forth herein.

                               A G R E E M E N T

          Lender hereby states, certifies, represents and agrees as follows:

          1. Lender is the sole owner and holder of all of the Loans and all Loan Documents related thereto and has not assigned, transferred or conveyed, nor agreed to assign, transfer or convey, any interest therein to any other party.

          2. All of the Loan Documents are currently in full force and effect in accordance with their respective terms.

          3. The outstanding principal balance of each of the Loans as of August 5, 1996 is as set forth in the Portfolio Status Report dated as of August 5, 1996 and attached hereto as EXHIBIT "A" (the "Portfolio Status Report").

          4. The balance of loan proceeds available under each of the Loans for future advances as of August 5, 1996 are as set forth in the Portfolio Status Report.

          5. Subject to the provisions of the Loan Documents, Lender's commitment to fund advances under each of the Loans expires as of the respective dates therefor set forth in the Portfolio Status Report.

          6. The respective maturity dates of each of the Loans are as set forth in the Portfolio Status Report, unless shortened or extended pursuant to the Loan Documents.

          7. The effect of the Consolidation Transactions will not cause the Loans to violate the Lender's restrictions with respect to loans to a single borrower and Lender will consider each of Signature, AKGI-Sint Maarten, N.V., Grand Beach, Port Royal, KGK and Lake Tahoe as separate borrowers for such purposes.

          8. No notices of default are outstanding under any of the Loan Documents.

          9. Provided that the Consolidation Transactions are closed in the manner described on the attached EXHIBIT B, Lender hereby consents to the Consolidation Transactions, and the consummation of the Consolidation Transactions shall not constitute a default or breach of any of the terms and conditions of any of the Loans, or necessitate the prepayment of any indebtedness thereunder.

          DATED as of the date and year first written above.

                                    FINOVA CAPITAL CORPORATION, a Delaware
                                    corporation


                                    By:_______________________________________

                                    Its:______________________________________

                                  EXHIBIT "A"
                                  -----------

         SUMMARY OF SRI CONSOLIDATION STRUCTURE -- DRAFT AS OF 8/15/96
         -------------------------------------------------------------


     I.        SERVICE ENTITY MERGERS.  Signature Resorts, Inc. ("SRI") will be
               ----------------------
               merged with the following corporations (with SRI as the surviving entity, succeeding to the assets and liabilities of the following entities by operation of law):

               1.   Argosy/KOAR Group, Inc.
               2.   Resort Telephone & Cable of Orlando, Inc.
               3.  Vacation Resort Marketing of Missouri, Inc.
               4.  Vacation Ownership Marketing, Inc.


     II.       SERVICE ENTITY STOCK TRANSFERS.  SRI will acquire from the
               ------------------------------
               Founders all of their stock in the following corporations via stock transfers in exchange for SRI stock:

               1.   Resort Marketing International, Inc.
               2.   Premier Resort Management, Inc.
               3.  Resort Management International, Inc. (GA)
               4.  Resort Management International, Inc. (CA)


    III. EMBASSY GRAND BEACH RESORT.
         --------------------------

               1. SRI will acquire each partner's interest in USA Grand Beach Partners through assignments of interest in exchange for SRI stock.

               2. USA Grand Beach Partners will dissolve by operation of law, with SRI succeeding to the limited partnership interest of USA Grand Beach Partners in Grand Beach Resort, Limited Partnership.

               3. SRI will acquire the limited partnership interests of all other limited partners in Grand Beach Resort, L.P. through the assignment of such interests in exchange for SRI stock, with SRI thereby becoming the sole limited partner of Grand Beach Resort, Limited Partnership.

               4. SRI will acquire the limited partnership interest of JCIR in Grand Beach Partners, L.P. through an assignment of interest in exchange for SRI stock.

               5. SRI will assume the debt owed by Koar Group, Inc. indirectly to USA Vacation Investors in exchange for Koar Group, Inc.'s interest in certain income streams (the "Income Streams") from Grand Beach Resort, Limited Partnership, Resort Management International, Inc., and Resort Telephone and Cable of Orlando, Inc.

               6. SRI will acquire each partner's interest in USA Vacation Investors through assignments of interest in exchange for SRI stock.

               7. USA Vacation Investors will dissolve by operation of law, with SRI succeeding to USA Vacation Investors' rights with respect to the Income Streams. The debt will be cancelled.

               8. SRI will acquire Argosy Grand Beach, Inc. via stock transfers in exchange for SRI stock, with Argosy Grand Beach, Inc. remaining in existence as a wholly-owned subsidiary of SRI.

               9. SRI will acquire KGI Grand Beach Investments, Inc. and Argosy Partners, Inc via stock transfers in exchange for SRI stock, with both corporations remaining in existence.

               10. Argosy/KGI Grand Beach Investment Partnership and Grand Beach Partners, L.P. will remain in existence, such that Grand Beach Partners, L.P. will be the sole general partner and SRI will be the sole limited partner of Grand Beach Resort, Limited Partnership.


     IV.       EMBASSY POIPU POINT RESORT
               --------------------------

               1. SRI will acquire each partner's interest in USA Poipu Partners, L.P. through assignments of interest in exchange for SRI stock.

               2. USA Poipu Partners, L.P. will dissolve by operation of law, with SRI succeeding to the limited partnership interest of USA Poipu Partners, L.P. in Poipu Resort Partners, L.P.

               3. SRI will merge with Argosy Poipu Inc. (with SRI as the surviving entity), with SRI succeeding to the limited partnership interest of Argosy Poipu Inc. in Argosy/KGI Poipu Investment Partnership, L.P.

               4. SRI will acquire Argosy Partners, Inc via stock transfer in exchange for SRI stock, with Argosy Partners, Inc. remaining in existence.

               5. SRI will acquire from Kenninger and Kaneko their limited partnership interests in Argosy/KGI Poipu Investment Partnership, L.P. via assignments of interest in exchange for SRI stock.

               6. SRI will acquire AKGI Poipu Investments, Inc. via stock transfers in exchange for SRI stock, with AKGI Poipu Investments, Inc. remaining in existence as a wholly-owned subsidiary of SRI.

               7. Argosy/KGI Poipu Investment Partnership, L.P. will remain in place as the managing general partner of Poipu Resort Partners, L.P.

               8.   Poipu Resort Partners, L.P. remains in existence.

     V.        FLAMINGO AND ROYAL PALM RESORTS
               -------------------------------

               1. AKGI - St. Maarten NV has been domesticated, such that it is now dually incorporated in Delaware and the Netherlands-Antilles.

               2. AKGI Flamingo C.V.o.a. and AKGI Royal Palm C.V.o.a. will be dissolved./1/

               3. The Founders transfer 100% of their interests in the following limited liability companies in exchange for SRI stock, followed by the dissolution of such entities immediately thereafter (with SRI succeeding to all of the assets and liabilities of each, including the interest of ARK - Las Flamas LLC in the Flamingo Resort and the interest of ARK - Las Palmas LLC in the Royal Palm Resort):

                    (a)  AK - Royal Palm LLC
                    (b)  AK - Flamingo LLC
                    (c)  ARK - Las Flamas LLC
                    (d)  ARK - Las Palmas LLC
                    (e)  AK - St. Maarten LLC

               4. SRI transfers its 99% interests in Flamingo Resort and Royal Palm Resort to AKGI - St. Maarten NV in exchange for stock of AKGI - St. Maarten NV immediately following the dissolution of each entity listed in step 3 above.

               Following steps 1 through 4 above, SRI will wholly own AKGI - St. Maarten NV, which will itself own all of Flamingo Resort and Royal Palm Resort directly.


     VI.       PORT ROYAL RESORT (HILTON HEAD)
               -------------------------------

               1. SRI will acquire KGI Port Royal, Inc. and Argosy Hilton Head, Inc. via stock transfers in exchange for SRI stock, with KGI Port Royal, Inc. remaining in existence.

               2. SRI will acquire assignee interest of Peachtree Limited in Argosy/KGI Port Royal Partners via assignment of interest in exchange for SRI stock.

----------
/1/ The Flamingo Resort and any and all other assets of AKGI Flamingo C.V.o.a. will transitorily be owned by AKGI - St. Maarten NV and ARK-Las Flamas LLC as tenants-in-common, with AKGI - St. Maarten NV holding an undivided 1% interest, and ARK - Las Flamas LLC holding a 99% undivided interest. Likewise, the Royal Palm Resort and any and all other assets of AKGI Royal Palm C.V.o.a. will transitorily be owned by AKGI - St. Maarten NV and ARK - Las Palmas LLC as tenants-in-common, with AKGI - St. Maarten NV holding an undivided 1% interest, and ARK - Las Palmas LLC holding a 99% undivided interest.

               3. Argosy/KGI Port Royal Partners will remain in existence as the general partner of Port Royal Resort, L.P., with KGI Port Royal, Inc. and Argosy Hilton Head, Inc. as the only partners thereof.

               4. SRI will acquire each partner's interest in KPI General Partnership Hilton Head via assignments of interest in exchange for SRI stock.

               5. KPI General Partnership Hilton Head will dissolve by operation of law (as SRI will be the sole remaining partner), with SRI succeeding to the limited partnership interest of KPI General Partnership Hilton Head in Port Royal Resort, L.P.

               6. SRI will acquire the assignee interest of KPI Realty Inc. in Port Royal Resort, L.P. via assignment of interest in exchange for SRI stock.

               7. SRI will acquire the limited partnership interest of MBK Realty, Inc. in Port Royal Resort, L.P. via assignment of interest in exchange for SRI stock.

               8.  Port Royal Resort, L.P. to remain in existence.


     VII.      CYPRESS POINTE RESORT
               ---------------------

               1. Argosy Investments, Inc. and Argosy Group, Inc. are merged into SRI (with SRI the surviving entity, succeeding to the assets and liabilities of both corporations, including Argosy Group, Inc.'s general partner interest in Cypress Pointe Resort, L.P. and Argosy Investments, Inc.'s partnership interest in Argosy Canyon Investments, L.P.).

               2. CanPartners, Inc. and Canyon Investment Partnership II, L.P. will transfer 100% of their partnership interests in Argosy Canyon Investments, L.P. to SRI in exchange for SRI stock.

               3. Argosy Canyon Investments, L.P. is dissolved by operation of law, as SRI is the sole remaining partner.

               4. Cypress Pointe Resort, L.P. dissolves by operation of law, as SRI is the sole remaining partner. SRI will therefore own Cypress Pointe Resort directly.


     VIII.     FALL CREEK RESORT
               -----------------

               1. Argosy Branson, Inc. is merged into SRI (with SRI the surviving entity, succeeding to Argosy Branson, Inc.'s partnership interest in Fall Creek Resort, L.P.).

               2. Argosy Investments, Inc. is merged into SRI (see step 1 of Cypress Pointe Resort, above). SRI will succeed to Argosy Investments, Inc.'s partnership interest in Fall Creek Resort, L.P.

               3. CanPartners Investments II, L.P., Canyon Partners Investments V, L.P., Grace Investments Ltd., and Randall Wooster transfer 100% of their limited partners' interests in Fall Creek Resort, L.P. to SRI in exchange for SRI stock.

               3. Fall Creek Resort, L.P. is dissolved by operation of law, as SRI is the sole remaining partner. SRI will then own Fall Creek Resort directly.


     IX.       SAN LUIS
               --------

               1. AKGI San Luis, Inc. and KGK San Luis, Inc. will be merged into SRI (with SRI the surviving entity, succeeding to the assets and liabilities of both corporations).

               2. San Luis Resort Partners, LLC will be dissolved, after which SRI will own San Luis Bay Resort directly.


     X.        SKI RUN
               -------

               1. SRI will acquire all of the stock of AKGI Lake Tahoe Investments, Inc. and KGK Lake Tahoe Development, Inc. via stock transfers in exchange for SRI stock. Both corporations will remain in existence and will continue to be the only members of Lake Tahoe Resort Partners, LLC, which will continue to own the Ski Run resort.


     XI.       KABUSHIKI GAISHA KEI, LLC (KGK)
               -------------------------------

               1. Prior to the Consolidation, KGK will sell the Phase II property in St. Maarten to AKGI - St. Maarten NV in exchange for a note.

               2. SRI will acquire all of the stock of KGK Partners, Inc., KGK Investors, Inc., and Argosy Partners, Inc. (see step 9 of Embassy Grand Beach Resort above) via stock transfers in exchange for SRI stock. All three corporations will remain in existence and will continue to be the members of KGK, which will continue to own the installment notes it presently holds.

                                  EXHIBIT "B"
                                  -----------

                    PORTFOLIO STATUS REPORT - AUGUST 8, 1996

                                                 8/5/96                 COMMITMENT
                                   COMMITMENT     LOAN        FUNDS     EXPIRATION
MATURITY
TRANSACTION                 LOAN#    AMOUNT      BALANCE    AVAILABLE      DATE       DATE
--------------------------------------------------------------------------------------------
Cypress Pointe              21098
  Construction (Bldg. 8)      1-5   9,000,000     998,832    4,934,549    11/27/97   5/27/98
  Construction (Bldg. 10)     1-6  (Combined)     794,952
  Construction (Bldg. 16)     1-7   2,271,667
  Working Capital             2-2   1,800,000           0    1,800,000    11/27/97  11/27/97
  Receivables                 2-1  40,000,000  27,417,447   12,582,553    11/27/97  11/27/07

  Combined Max.                    45,000,000  31,482,898   13,517,102

Grand Beach                 30767
  Construction                1-1   8,000,000   6,736,186    1,263,814     7/14/97   1/14/98
  Working Capital             1-3   4,000,000           0    4,000,000     7/14/97   7/14/97
  Receivables                 1-2  35,000,000  13,160,260   21,839,740     7/14/97   7/14/07

  Combined Max.                    40,000,000  19,896,446   20,103,554

Port Royal                  30612
  Construction                1-1   2,100,000   1,692,581      407,419     11/5/96    5/5/97
  Working Capital             1-2   3,000,000           0    3,000,000      1/5/97    5/5/97
  Receivables                 1-3  15,000,000   3,575,620   11,424,380      1/5/97    1/5/07

  Combined Max.                    17,500,000   5,268,201   12,231,799

San Luis Bay Inn            34310
  Acq./Construction           1-1   9,000,000   2,648,693    6,351,307      6/6/98   12/6/98
  Working Capital                     500,000           0      500,000      6/6/98    6/6/98
  Receivables                      18,000,000           0   18,000,000      6/6/98    6/6/05

  Combined Max.                    20,000,000   2,648,693   17,351,307

                                                 8/5/96                 COMMITMENT
                                   COMMITMENT     LOAN        FUNDS     EXPIRATION
MATURITY
TRANSACTION                 LOAN#    AMOUNT      BALANCE    AVAILABLE      DATE       DATE
--------------------------------------------------------------------------------------------
Ski Run (Lake Tahoe)        33789
  Construction                1-1  28,000,000   2,801,530  25,198,470     4/29/99  4/29/00
  Working Capital             1-2    4,000,00     208,382   3,791,618     4/29/99  4/29/99
  Receivables                      30,000,000           0  30,000,000     4/29/99  4/29/06

  Combined Max.                    45,000,000   3,009,912  41,990,088

AKGI - Royal Palm           31910
  Acquisition & Development     1   4,400,000   3,463,365           0      Closed  1/14/98
  Receivables                   2    6,000,00   1,341,628   4,658,372     3/21/97  3/21/07

  Combined Max.                    10,400,000   4,804,993   5,595,007

AKGI - Flamingo             32210
  Acquisition & Development     1   5,400,000   4,694,454           0      Closed   4/6/98
  Receivables                   2   5,000,000     393,407   4,606,593     7/19/97  7/19/07

  Combined Max.                    10,400,000   5,087,861   5,312,139

KGK                         33116   6,000,000   3,184,471   2,815,529     3/21/97  3/21/07
                                  -----------------------------------
TOTAL FACILITIES PORTFOLIO        194,300,000  75,383,475 118,916,525
                                  ===================================

                    PORTFOLIO STATUS REPORT - AUGUST 8, 1996
                 (Cypress Pointe Resort, San Luis Bay Inn, KGK)

                                                 8/5/96                 COMMITMENT
                                   COMMITMENT     LOAN        FUNDS     EXPIRATION
MATURITY
TRANSACTION                 LOAN#    AMOUNT      BALANCE    AVAILABLE      DATE      DATE
------------------------------------------------------------------------------------------
Cypress Pointe            21098
  Construction (Bldg. 8)    1-5   9,000,000      998,832     4,934,549  11/27/97   5/27/98
  Construction (Bldg. 10)   1-6   (Combined)     794,952
  Construction (Bldg. 16)   1-7   2,271,667
  Working Capital           2-2   1,800,000            0     1,800,000  11/27/97   11/27/97
  Receivables               2-1   40,000,00   27,417,447    12,582,553  11/27/97   11/27/07

  Combined Max.                  45,000,000   31,482,898    13,517,102

San Luis Bay Inn          34310
  Acq./Construction         1-1   9,000,000    2,648,693     6,351,307    6/6/98    12/6/98
  Working Capital                   500,000            0       500,000    6/6/98     6/6/98
  Receivables                    18,000,000            0    18,000,000    6/6/98     6/6/05

  Combined Max.                  20,000,000    2,648,693    17,351,307

KGK                       33116   6,000,000    3,184,471     2,815,529   3/21/97    3/21/07
                                --------------------------------------
TOTAL FACILITIES PORTFOLIO       71,000,000   37,316,062    33,683,938
                                ======================================

                    PORTFOLIO STATUS REPORT - AUGUST 8, 1996
                 (Cypress Pointe Resort, San Luis Bay Inn, KGK)

                                                 8/5/96                 COMMITMENT
                                   COMMITMENT     LOAN        FUNDS     EXPIRATION
MATURITY
TRANSACTION                 LOAN#    AMOUNT      BALANCE    AVAILABLE      DATE       DATE
--------------------------------------------------------------------------------------------
Acq./Construction Loans

Cypress Pointe             21098  9,000,000   4,065,451  4,934,549    11/27/97  5/27/98
San Luis Bay Inn           34310  9,000,000   2,648,693  6,351,307      6/6/98  12/6/98
KGK                        33116        n/a         n/a        n/a
                                 ---------------------------------
Total Acq./Construction          18,000,000   6,714,144 11,285,856
                                 =================================

Working Capital Loans

Cypress Pointe             21098  1,800,000           0  1,800,000  11/27/97  11/27/97
San Luis Bay Inn           34310    500,000           0    500,000    6/6/98    6/6/98
KGK                        33116        n/a         n/a        n/a
                                 ---------------------------------
Total Working Capital             2,300,000           0  2,300,000
                                 =================================

Receivables Loans

Cypress Pointe             21098  40,000,000 27,417,447 12,582,553  11/27/97  11/27/07
San Luis Bay Inn           34310  18,000,000          0 18,000,000    6/6/98    6/6/05
KGK                        33116   6,000,000  3,184,471  2,815,529   3/21/97   3/21/07
                                 ---------------------------------
Total Receivables                 64,000,000 30,601,918 33,398,082
                                 =================================

                    PORTFOLIO STATUS REPORT - AUGUST 8, 1996
      (Grand Beach, Port Royal, Ski Run Lake Tahoe, Royal Palm, Flamingo)

                                                 8/5/96                 COMMITMENT
                                   COMMITMENT     LOAN        FUNDS     EXPIRATION
MATURITY
TRANSACTION                 LOAN#    AMOUNT      BALANCE    AVAILABLE      DATE       DATE
--------------------------------------------------------------------------------------------
Grand Beach                 30767
  Construction                1-1   8,000,000   6,736,186   1,263,814     7/14/97  1/14/98
  Working Capital             1-3   4,000,000           0   4,000,000     7/14/97  7/14/97
  Receivables                 1-2  35,000,000  13,160,260  21,839,740     7/14/97  7/14/07

Combined Max.                      40,000,000  19,896,446  20,103,554

Port Royal                  30612
  Construction                1-1   2,100,000   1,692,581     407,419     11/5/96   5/5/97
  Working Capital             1-2   3,000,000           0   3,000,000      1/5/97   5/5/97
  Receivables                 1-3  15,000,000   3,575,620  11,424,380      1/5/97   1/5/07

  Combined Max.                    17,500,000   5,268,201  12,231,799

Ski Run (Lake Tahoe)        33789
  Construction                1-1  28,000,000   2,801,530  25,198,470      6/6/98  12/6/98
  Working Capital             1-2   4,000,000     208,382   3,791,618      6/6/98   6/6/98
  Receivables                      30,000,000           0  30,000,000      6/6/98   6/6/06

  Combined Max.                    45,000,000   3,009,912  41,990,088

AKGI - Royal Palm           31910
  Acquisition & Development     1   4,400,000   3,463,365           0      Closed  1/14/98
  Receivables                   2   6,000,000   1,341,628   4,658,372     3/21/97  3/21/07

  Combined Max.                    10,400,000   4,804,993   5,595,007

AKGI - Flamingo             32210
  Acquisition & Development     1   5,400,000   4,694,454           0      Closed   4/6/98
  Receivables                   2   5,000,000     393,407   4,606,593     7/19/97  7/19/07

  Combined Max.                    10,400,000   5,087,861   5,312,139
                                  -----------------------------------
     TOTAL FACILITIES PORTFOLIO   123,300,000  38,067,413  85,232,587
                                  ===================================

                    PORTFOLIO STATUS REPORT - AUGUST 8, 1996
      (Grand Beach, Port Royal, Ski Run Lake Tahoe, Royal Palm, Flamingo)

                                                 8/5/96                 COMMITMENT
                                   COMMITMENT     LOAN        FUNDS     EXPIRATION
MATURITY
TRANSACTION                 LOAN#    AMOUNT      BALANCE    AVAILABLE      DATE       DATE
--------------------------------------------------------------------------------------------
Acq./Construction Loans

Grand Beach                30767   8,000,000   6,736,186   1,263,814     7/14/97  1/14/98

Port Royal                 30612   2,100,000   1,692,581     407,419     11/5/96   5/5/97

Ski Run Lake Tahoe         33789  28,000,000   2,801,530  25,198,470     4/29/99  4/29/00

Royal Palm                 31910   4,400,000   3,463,365         n/a      Closed  1/14/98

Flamingo                   32210   5,400,000   4,694,454         n/a      Closed   4/6/98
                                  ----------------------------------
Total Acq./Construction           47,900,000  19,388,116  26,869,703
                                  ==================================

Working Capital Loans

     Grand Beach           30767   4,000,000           0   4,000,000     7/14/97  7/14/97

     Port Royal            30612   3,000,000           0   3,000,000      1/5/97   5/5/97

     Ski Run Lake Tahoe    33789   4,000,000     208,382   3,791,618     4/29/99  4/29/99

     Royal Palm            31910         n/a         n/a         n/a

     Flamingo              32210         n/a         n/a         n/a
                                  ----------------------------------
     Total Working Capital        11,000,000     208,382  10,791,618
                                  ==================================

                                                 8/5/96                 COMMITMENT
                                   COMMITMENT     LOAN        FUNDS     EXPIRATION  MATURITY
TRANSACTION                 LOAN#    AMOUNT      BALANCE    AVAILABLE      DATE       DATE
--------------------------------------------------------------------------------------------
Receivables Loans

Grand Beach                 30767   35,000,000  13,160,260  21,839,740     7/14/97  7/14/07

Port Royal                  30612   15,000,000   3,575,620  11,424,380      1/5/97   1/5/07

Ski Run Lake Tahoe          33789   30,000,000           0  30,000,000     4/29/99  4/29/06

Royal Palm                  31910    6,000,000   1,341,628   4,658,372     3/21/97  3/21/07

Flamingo                    32210    5,000,000     393,407   4,606,593     7/19/97  7/19/07
                                    ----------------------------------
Total Receivables                   91,000,000  18,470,915  72,529,085
                                    ==================================